Interest and Other, Net	12 Months Ended
Dec. 27, 2014
Interest and Other, Net [Abstract]
Interest and Other, Net [Text Block]
Note 21: Interest and Other, Net
The components of interest and other, net for each period were as follows:

(In Millions)	2014	2013	2012
Interest income	$141	$104	$97
Interest expense	(192)	(244)	(90)
Other, net	94	(11)	87
Total interest and other, net	$43	$(151)	$94

Interest income increased in 2014 primarily resulting from higher interest rates compared to 2013. Interest expense in the preceding table is net of $276 million of interest capitalized in 2014 ($246 million in 2013 and $240 million in 2012).
During 2014, we completed the divestiture of our Intel Media assets. As a result of the transaction, we recognized a gain within "other, net" in the preceding table. For further information, see "Note 9: Divestitures" in the Notes to the Consolidated Financial Statements.